                                                                   Exhibit 10.23

                           EAGLE GEOPHYSICAL, INC.
                         REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT is dated as of August 11, 1997 (this "Agreement"), by and among EAGLE GEOPHYSICAL, INC., a Delaware corporation (the "Company"), and EHI HOLDINGS, INC. a Delaware corporation (the "Stockholder").

                              W I T N E S S E T H:

         WHEREAS, the Company has undertaken the completion of an initial public offering (the "IPO") of 4,000,000 newly-issued shares of its common stock, $0.01 par value per share (the "Common Stock"), as well as shares of the Common Stock held by certain selling stockholders;

         WHEREAS, Stockholder currently owns 3,400,000 shares of the Common
Stock;

         WHEREAS, as part of the IPO, Stockholder will sell 1,880,000 shares of the Common Stock as a selling stockholder ("Stockholder's Distribution");

         WHEREAS, in connection with the IPO, the underwriters have overallotment options with respect to a maximum of 882,000 shares of the Common Stock (the "Overallotment Options");

         WHEREAS, up to 100,000 shares of the Common Stock that may be purchased by the underwriters upon exercise of the Overallotment Options ("Stockholder's Share of the Overallotment") may be purchased from the Stockholder, which shall be in addition to the Stockholder's Distribution;

         WHEREAS, the Company has agreed to provide to the Stockholder the limited registration rights set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual terms, covenants and conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Definitions. As used in this Agreement, the following capitalized terms have the meanings specified as follows:

                 (a) The term "Commission" means the Securities and Exchange Commission.

                 (b) The term "Common Stock" has the meaning specified in the preamble to this Agreement.

                 (c) The term "Company" has the meaning specified in the preamble to this Agreement.

                 (d) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                 (e) The term "Overallotment Options" has the meaning specified in the preamble to this Agreement.

                 (f) The term "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                 (g) The terms "register," "registered" and "registration" refer to a registration of securities effected by preparing and filing a registration statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

                 (h) The term "Registrable Securities" means (i) the 1,520,000 shares of Common Stock held by the Stockholder after the Stockholder's Distribution, less Stockholder's Share of the Overallotment to the extent actually exercised by the underwriters, and (ii) any other shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Common Stock; provided, however, that any such shares of Common Stock shall cease to be Registrable Securities when such shares have been effectively registered under the Securities Act and disposed of in accordance with a registration statement or such shares are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

                 (i) The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                 (j) The term "Stockholder" means the person defined as such in the preamble to this Agreement to whom registration rights are hereby granted, and any transferee to whom the rights granted under this Agreement are assigned in accordance with Section 13 hereof.

                 (k) The term "Stockholder's Distribution" has the meaning specified in the preamble to this Agreement.

                 (l) The term "Stockholder's Share of the Overallotment" has the meaning specified in the preamble to this Agreement.

         2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities. Notwithstanding any provision contained herein, Stockholder hereby agrees that, prior to the date two (2) years after the date of this Agreement, it will not sell under any registration statement filed by the Company pursuant hereto more than fifty percent (50%) of the Registrable Securities held by Stockholder immediately following the completion of the IPO or, if applicable, any exercise of the Overallotment Options by the underwriters.

         3. Shelf Registration. The Company shall file a "shelf" registration statement covering the Registrable Securities on any appropriate form pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) under the Securities Act no later than 370 days after the date of this Agreement. The Company agrees to use its best efforts to cause such shelf registration statement to become effective as promptly as practicable after the filing thereof and to keep it continuously effective thereafter for a period of two years from the effective date of such registration statement. Notwithstanding anything herein to the contrary, the period during which the Company is obligated to maintain the effectiveness of a registration statement hereunder will terminate when all the Registrable Securities covered by the shelf registration statement have been sold.

         4.      Piggyback Registration.

                 (a) If, at any time before the expiration of three years after the date of this Agreement, the Company proposes to file a registration statement relating to any of its equity securities under the Securities Act other than (i) a registration statement on Form S-4 or Form S-8 or successor forms thereto or a registration on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the Registrable Securities; or (ii) a registration statement filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders or its employees, the Company will give written notice no less than 30 days prior to such filing to the Stockholder offering the opportunity to register on such registration statement such number of Registrable Securities as Stockholder may request (such notice to specify, among other things, the proposed offering price, the kind and number of securities proposed to be registered and the distribution arrangements, including identification of the managing underwriter(s)). The Company will use all reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received written request for inclusion within 15 days after the Company's notice has been so given.

                 (b) If any registration statement is an underwritten public offering, the right of the Stockholder to registration pursuant to this
Section 4 shall be conditioned upon such Stockholder's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. The Stockholder shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4(b), if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling stockholders (including the Stockholder) would materially adversely effect such offering, the number of shares of the Common Stock to be registered, together with the number of shares of Common Stock or other securities held by other stockholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of shares of the Common Stock proposed to be sold by the Stockholder as compared to the number of shares proposed to be sold by all stockholders. If the Stockholder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than ten days before the effective date. The Registrable Securities excluded by the managing underwriter or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

         5. Registration Procedures. In connection with the Company's shelf registration obligations pursuant to Section 3 and piggyback registration obligations pursuant to Section 4 hereof, the Company shall as expeditiously as reasonably practicable:

                 (a) Prepare and file with the Commission a registration statement on an appropriate form under the Securities Act and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Stockholder and the underwriters, if any, as soon as practicable, copies of all such documents proposed to be filed, which documents will be subject to the review of the Stockholder and the underwriters, and the Company will not file any registration statement or amendment thereto, or any prospectus or any supplement thereto, to which Stockholder or the underwriters shall reasonably object in light of the requirements of the Securities Act and any other applicable laws and regulations.

                 (b) Prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period; cause the related prospectus to be filed pursuant to Rule 424(b) under the Securities Act; cause such prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424(b) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition set forth in such registration statement or supplement to such prospectus.

                 (c) Notify the Stockholder and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceeding for that purpose,
(iv) if at any time the representations and warranties of the Company contemplated by Section 5(m) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension or qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
(vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such registration statement inadvisable pending such disclosures and post-effective amendment.

                 (d) Exercise its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                 (e) If requested by Stockholder or the managing underwriters in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as Stockholder or the managing underwriters agree should be included therein relating to such sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to such underwriters and the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement if requested by Stockholder or any underwriter of such Registrable Securities.

                 (f) Furnish to the Stockholder and each managing underwriter, if any, without charge, at least one signed copy of the registration statement, any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

                 (g) Deliver without charge to the Stockholder and the underwriters, if any, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by the Stockholder and the underwriters, if any, in connection with the offer and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto.

                 (h) Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Stockholder, the underwriters, if any, and respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Stockholder or an underwriter reasonably requests in writing; keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company will not be required in connection therewith or as a condition thereto to qualify generally to do business or subject itself to general service of process in any such jurisdiction where it is not then so subject.

                 (i) Cooperate with the Stockholder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters.

                 (j) Use its best efforts to cause the Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed.

                 (k) Use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary, if any, to consummate the disposition of such Registrable Securities.

                 (l)      Upon the occurrence of any event contemplated by
Section 5(c)(ii) - (vii) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                 (m) Enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities to be covered by such registration are to be offered in an underwritten offering: (i) make such representations and warranties to the Stockholder with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof with respect to the registration statement and the prospectus in the form, scope and substance which are customarily delivered in underwritten offerings; (iii) in the case of an underwritten offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the managing underwriters and not reasonably objected to by Stockholder) addressed to the Stockholder and the underwriters, if any, covering the matters customarily covered in opinions delivered in underwritten offerings and such other matters as may be reasonably requested by Stockholder and such underwriters; (iv) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Stockholder and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings; (v) if any underwriting agreement is entered into, set forth in full in such underwriting agreement the indemnification provisions and procedures customarily included in underwriting agreements in underwritten offerings; and (vi) deliver such documents and certificates as may be requested by the managing underwriters, if any, and Stockholder to evidence compliance with clause (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                 (n) Make available for inspection by a representative of the Stockholder, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the Stockholder or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by applicable law or court or administrative order.

                 (o) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

         6. Contents of Registration Statement. In connection with any registration of Registrable Securities, the Company may require Stockholder to furnish to the Company such information regarding itself and the distribution of such securities as the Company may from time to time reasonably request in writing. If the Company, in the exercise of its reasonable judgment, objects to any information relating to the Company requested by the Stockholder or the underwriters, if any, to be included in any registration statement or prospectus or any amendments or supplements thereto, the Company shall not be obligated to include such objectionable information, and the Stockholder may withdraw the Registrable Securities from such registration, in which event the shelf registration statement or an amendment thereto shall be filed as soon as agreement with respect to any proposed change shall be reached among the Company, the Stockholder and the managing underwriter, if any.

         7. Stand-off Agreement. Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii)-(vii) hereof, Stockholder will forthwith discontinue disposition of Registrable Securities covered by such registration statement or prospectus until the Stockholder's receipt of copies of the supplemented or amended prospectus contemplated by Section 5(l) hereof, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Company, Stockholder will deliver to the Company all copies, other than permanent file copies then in Stockholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding maintaining the effectiveness of such registration statement set forth in Section 3 shall be extended by the number of days during the time period from and including the date of the giving of such notice pursuant to
Section 5(c) hereof to and including the date when the Stockholder shall have (i) received the copies of the supplemented or amended prospectus contemplated by Section 5(l) hereof, or (ii) been advised in writing by the Company that use of the prospectus may be resumed.

         8. Hold-back Agreement. In the event that (i) the Company pursues an underwritten public offering on its own behalf of its Common Stock during the period during which the Company is obligated to use its best efforts to obtain and maintain the effectiveness of the registration statement set forth in Section 3 (the "Effective Period"), and (ii) the managing underwriter or underwriters of such offering determine, in their discretion, that the total amount of Common Stock included in the distribution pursuant to the shelf registration contemplated hereby would materially adversely affect the success of such public offering by the Company, then Stockholder agrees not to sell any Registrable Securities under the shelf registration statement described in
Section 3 without the prior written consent of the Company and such underwriters, during the 14-day period prior to, and during the 120-day period beginning on, the effective date of such registration statement (to the extent timely notified in writing by the Company or the managing underwriters); provided, however, that, in the event of any such offering, (1) Stockholder shall be provided the opportunity to sell pursuant to the terms of Section 4 of this Agreement, if it so desires, not less than twenty-five percent (25%) of the number of Registrable Securities held by the Stockholder immediately following the completion of the IPO or, if applicable, any exercise of the Overallotment Options by the underwriters, and (2) the Effective Period shall be extended by the number of days during the time period from and including the date 14 days prior to the effective date of such registration statement and ending 120 days after the effective date of such registration statement. Notwithstanding the foregoing, Stockholder shall be subject to the hold-back restrictions of this Section 8 not more than once during the Effective Period.

         9. Expenses of Registration. All expenses incurred in connection with a registration, filing or qualification pursuant to Sections 3 or 4 hereof (other than fees and expenses of counsel for the Stockholder), including, without limitation, registration, filing and qualification fees, printers' and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne and paid by the Company; provided, however, that the Stockholder shall bear and pay all underwriting discounts and selling commissions attributable to sales of Registrable Securities.

         10. Underwritten Registrations. If any of the Registrable Securities covered by any registration under Section 3 are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering may be selected by the Stockholder; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

         11. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless Stockholder, the officers and directors of Stockholder, each underwriter of Registrable Securities and each other Person, if any, who controls Stockholder or such underwriter within the meaning of Section 16 of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which any such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, or any post-effective amendment thereof, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of the registration statement and not corrected in the final prospectus, or contained in the final prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any such Person for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or expense; provided, however, that the indemnity agreement contained in this Section 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (x) any such untrue statement or omission or alleged untrue statement or omission which has been made in said registration statement, preliminary prospectus, prospectus or amendment or supplement or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company by the Stockholder or such underwriter specifically for use in the preparation thereof, (y) the fact that Stockholder sold Registrable Securities to a Person to whom there was not sent or given, at or before written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference), or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to Stockholder in compliance with the Agreement and the loss, claim, damage, liability or expense of Stockholder results from an untrue statement of material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented); and (z) any violation by the Stockholder of its obligations under Section 7 hereof.

                 (b) To the extent permitted by law, Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each underwriter and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Company or any such Person may become subject under the Securities Act or otherwise, and will reimburse the Company or any such Person for any legal or other expenses reasonably incurred by the Company or such Person in connection with investigating or defending any such loss, claim, damage, liability or expense, but only insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or omission or alleged untrue statement or omission of a material fact referred to in clause

(i) or (ii) of Section 11(a) hereof, in each case to the extent (and only to the extent) that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of Stockholder specifically for use in connection with such registration; (y) with respect to any preliminary prospectus, the fact that the Stockholder sold Registrable Securities to a person to whom there was not sent or given, at or before written confirmation of such sale, a copy of the prospectus (excluding the documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to Stockholder in compliance with this Agreement and the loss, claim, damage, liability or expense of the Company or such Person result from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented); and (z) with respect to any sales made during any period in which the Company had notified the Stockholder pursuant to Section 7 hereof to suspend sales; provided, however, that the indemnity agreement contained in this Section 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of Stockholder, which consent shall not be unreasonably withheld; and provided further that the obligations of Stockholder under this Section 11(b) shall be limited to an amount equal to the proceeds from the sale by Stockholder of Registrable Securities included in a registration statement under this Agreement.

                 (c) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying pay under this Section 11, notify the indemnifying party in writing of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

                 (d) If the indemnification provided for in this Section 11 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party and the indemnified parties, the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 11(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 11(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         12. Reports Under Exchange Act. With a view to making available to the Stockholder the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Stockholder to sell securities of the Company to the public without registration, the Company agrees, for so long as Stockholder holds the Registrable Securities, to:

                 (a) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder; and

                 (b) furnish to the Stockholder forthwith upon request (i) a written statement by the Company as to whether it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company pursuant to the Exchange Act, and (iii) such other information as may be reasonably requested in availing the Stockholder of any rule or regulation of the Commission which permits the sale of any securities without registration.

         13. Assignment of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may not be transferred or assigned, in whole or in part, by Stockholder without the prior written consent of the Company.

         14.     Miscellaneous.

                 (a) Successors and Assigns: No Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective permitted successors and assigns any rights or remedies under or by reason of this Agreement, except as expressly provided in this Agreement.

                 (b) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

                 (c) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

                 (d) Titles and Subtitles. The titles and subtitles used in this Agreement are inserted for convenience only and are not to be considered in construing or interpreting this Agreement.

                 (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by (i) personal delivery, (ii) expedited delivery service, (iii) certified or registered mail, postage prepaid, or (iv) confirmed facsimile transmission. Any such notice shall be deemed given upon its receipt at the following address (or such other address as may be specified by such party upon written notice to the others in accordance with this Section 14(f)):



      If to the Company:                Eagle Geophysical, Inc.
                                        50 Briar Hollow Lane West, 6th Floor
                                        Houston, Texas 77027
                                        Attention: Jay N. Silverman, President
                                        Telephone:  (713) 881-2893
                                        Telefax:  (713) 627-1020

      If to Stockholder:                EHI Holdings, Inc.
                                        50 Briar Hollow Lane West, 7th Floor
                                        Houston, Texas 77027
                                        Attention: Paul A. Frame, President
                                        Telephone:  (713) 881-8900
                                        Telefax:  (713) 627-2045

                 (f) Amendments and Waivers. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to a writing executed by the Company and the Stockholder. A waiver by any party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                 (g) Severability. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any Person or circumstance shall be held invalid or unenforceable, the remaining portion of such provision, as it applies to other Persons or circumstances and the remaining provisions, shall not be affected or impaired thereby.

                 (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.



                                     EAGLE GEOPHYSICAL, INC.


                                     By:       /s/ Jay N. Silverman
                                              ---------------------------------
                                              Jay N. Silverman, President



                                     EHI HOLDINGS, INC.


                                     By:       /s/ Debra D. Valice
                                              ---------------------------------
                                              Debra D. Valice, Vice President